Net loss per share	12 Months Ended
Dec. 31, 2019
Disclosure Of Earnings Per Share [Abstract]
Net loss per share [Text Block]

27. Net loss per share

	2019	2018
	$	$

Net loss	(234,195)	(105,587)

Basic weighted average number of common shares outstanding (in thousands)	151,266	156,617
Dilutive effect of share options	-	-
Diluted weighted average number of common shares	151,266	156,617

Net loss per share
Basic and diluted	(1.55)	(0.67)

As a result of the net loss for the years ended December 31, 2019 and 2018, all potentially dilutive common shares are deemed to be antidilutive and thus diluted net loss per share is equal to the basic net loss per share.